SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of report: August 24, 1999


                        ALLIED HEALTHCARE PRODUCTS, INC.
               (Exact Name of Registrant as Specified in Charter)



       Delaware                    0-19266                  23-1370721
     (State or Other             (Commission             (IRS  Employer
     Jurisdiction of             File  Number)         Identification  No.)
     Incorporation)



        1720  Sublette  Avenue
           St.  Louis,  MO                                   63110
  (Address of Principal Executive Offices)                 (Zip  Code)



                                 (314) 771-2400
              (Registrant's telephone number, including area code)



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ITEM  5.       OTHER  EVENTS.



     On August 24, 1999, the Registrant issued a news release announcing that Earl R. Refsland has been named the new president, chief executive officer and a director of the company. The news release is incorporated herein by reference and attached hereto as Exhibit 1.

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                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ALLIED  HEALTHCARE  PRODUCTS, INC.


Date:  August 24, 1999                By:  /s/  Thomas A. Jenuleson
                                      ----------------------------------------
                                      Name:     Thomas A. Jenuleson
                                      Title:    Acting Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit  No.          Description                                    Page  No.
------------          -----------                                    ---------

1.                    News Release dated August 24, 1999                    5

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Exhibit  1  -  Press  Release

FOR  IMMEDIATE  RELEASE

Contacts:  Thomas A. Jenuleson, CFO          Tom  Goyda  or  Shari  Shane
           (314) 771-2400                    Shandwick
                                             (314)  436-6565

                        ALLIED HEALTHCARE PRODUCTS NAMES
                         EARL REFSLAND PRESIDENT AND CEO

              EXECUTIVE REJOINING COMPANY HE LED FROM 1986 TO 1993

ST. LOUIS, August 24, 1999 -- Allied Healthcare Products, Inc. (Nasdaq: AHPI) announced today that Earl R. Refsland has been named president, chief executive officer and a director of the company. As president and CEO of Allied from 1986 to 1993, Refsland guided the company through a period of strong sales and profit growth, as well as its 1992 initial public offering.
     "We are delighted that Earl Refsland is rejoining Allied," said John D. Weil, the company's chairman. "Allied experienced its greatest success under Earl's leadership, and the board is confident that he has the capabilities and knowledge to help the company overcome its current challenges."
     Currently chairman of Andros Technologies, a privately held company, Refsland has served as president and CEO of Photometrics, a Tucson, Ariz.-based manufacturer of extremely sensitive cooled CCD cameras and detectors for the primary and applied research markets. Photometrics enjoyed its most profitable and strongest growth years during his tenure as CEO, and completed a successful sale to Roper Industries in 1998.
     Refsland received a B.S. in engineering from the U.S. Military Academy and spent four years on active duty as an officer in the U.S. Army. After leaving military service, he earned an M.B.A. from Harvard University.
     Prior to joining Allied in 1986, Refsland was president of Respiratory Care, Inc., a subsidiary of Colgate Palmolive. He began his private-sector career in 1973 with The Trane Company, and held positions with Gould Inc., Hospital Fluids and
Abbott  Laboratories  from  1978  to  1983.
     Refsland replaces Uma Nandan Aggarwal, who resigned from the company in July.
     Allied Healthcare Products, Inc. is a leading manufacturer of respiratory care products, medical gas equipment and emergency medical products used in a wide range of hospital and alternate care settings.

                                      #  #  #

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